1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

September 2024


1ST SECURITY BANK

“Build a truly great place to work and bank.”

-FSBW Vision Statement

1ST SECURITY BANK

FS BANCORP, INC.

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the values of our assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; volatility in the mortgage industry; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for us; environmental, social and governance goals; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with or furnished to the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2024 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

FRANCHISE OVERVIEW

- **Total Assets:** $2.94 billion (at June 30, 2024)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 29*
- **Loan Production Offices:** 14
- **ATM Locations:** 20
- **Year Established:** 1907**
- **Quarterly Dividend:** $0.27

* Including headquarters and drive through banking in Aberdeen, WA.

** Predecessor to Anchor Bank, Aberdeen Federal Savings and Loan, established in 1907.


1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill Puyallup, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
WASHINGTON
Seattle
Tacoma
Olympia
Spokane
Portland
OREGON
Boise
5
90
82
84

CULTURE & HISTORY

Vision	Build a truly great place to work and bank
Mission	Live our Core Values and 'WOW' each other and our customers every day
Guiding Principles	Employ smart, driven, and nice people; Emphasis on collaboration; Best idea wins; Jim Collins' Good-to-Great Lessons

Year	Milestone
1907	Predecessor to Anchor Bank, founded in 1907
2012	Converted to a stock savings bank on July 9, 2012
2016	Four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
2017	Raised $27.6M in Capital ($25.7M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2023	Seven-branch acquisition in Q1 2023 resulting in $425.5M in deposits
2024	Forty-sixth consecutive quarterly cash dividend of $0.27 per share

FSBW Growth Profile


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
Columbia Bank
Branch Acquisition – February 2023
$828
$982
$1,622
$1,713
$2,113
$2,286
$2,633
$2,973
$2,970
$2,941
2016
2017
2018
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Source: S&P Capital IQ Pro
Note: Dollar amounts in millions


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee expanded our scope and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- The Montesano branch is a LEED certified building
- Financing energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Hybrid work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Offer a $5,000 annual tuition reimbursement program to employees
- Commitment to Financial Literacy Programs taught at Elementary and High Schools and The IF Project, which provides financial education to soon-to-be released inmates

GOVERNANCE

- Independent Board Chair
- Seven* of eight directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging and pledging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

*** Out of the seven independent directors, there is one Bank only director**

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	21	20+
	Erin Burr	*EVP, Chief Risk Officer*	15	20+
	Matthew Mullet	*President, Chief Financial Officer*	13	20+
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	8	30+
	Ben Crowl	*EVP, Chief Lending Officer*	6	15+
	Vickie Jarman	*EVP, Chief Human Resources Officer*	22	20+
	Donn Costa	*EVP, Home Lending Production*	12	30+
	Shana Allen	*EVP, Chief Information Officer*	14	20+
	Robert Nesbitt	*EVP, Chief Credit Operations Officer*	7	20+
	Sean McCormick	*EVP, Chief Credit Administration Officer*	12	20+

Banks Headquartered in Snohomish County: December 31, 2008
Total Assets $9.4B

- $4.1B* Frontier Bank
- $1.6B* Cascade Financial Corporation
- $1.3B* CityBank
- $520M* Golf Savings Bank
- $350M* North County Bank
- $255M 1st Security Bank
- $243M Coastal Community Bank
- $207M* First Heritage Bank
- $206M* The Bank of Washington
- $185M* Prime Pacific Bank
- $149M Pacific Crest Savings Bank
- $133M Mountain Pacific Bank
- $123M UniBank
- $45M* Bank of Everett

Banks Headquartered in Snohomish County: June 30, 2024
Total Assets $8.5B

- $4.0B Coastal Community Bank
- $2.9B 1st Security Bank
- $700M Mountain Pacific Bank
- $572M UniBank
- $308M Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

SECOND QUARTER 2024 HIGHLIGHTS

Financial Highlights Q2 2024

- Net Income of $9.0 million
- Total assets of $2.9 billion
- Gross portfolio loans of $2.5 billion

Q2 2024 Capital

- Diluted earnings per share of $1.13
- Tangible book value per share growth of $1.19 to $34.66[(1)]
- Increased our forty-sixth consecutive quarterly cash dividend by $0.01 to $0.27

Selected Performance Ratios

- ROAA of 1.22%
- ROAE of 12.72%
- Net Interest Margin of 4.29%
- Efficiency Ratio of 65.78%

Credit Quality Ratios

- Nonperforming Assets (NPAs) as a percentage of total assets of 0.39%
- Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.26%

Capital Position

- Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"
- Common Equity Tier 1 ("CET1") capital ratio for the Bank was 12.6% at June 30, 2024

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE GROWTH

Total Assets ($B)


$1.71B
$2.11B
$2.29B
$2.63B
$2.97B
$2.97B
$2.94B
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Tangible Common Equity ($M) (1)


$192
$223
$241
$226
$244
$258
$265
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Total Net Loans ($B) (2)


$1.40B
$1.71B
$1.85B
$2.21B
$2.43B
$2.47B
$2.51B
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Total Deposits ($B)


$1.39B
$1.67B
$1.92B
$2.13B
$2.52B
$2.47B
$2.38B
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

1ST SECURITY BANK

FS BANCORP, INC.

INCOME STATEMENT TRENDS

Net Income ($M)



$22.7
$39.3
$37.4
$29.6
$36.1
$8.4
$9.0
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Total Revenues ($M)



$140
$120
$100
$80
$60
$40
$20
$0
$93.3
$129.5
$124.1
$122.4
$143.8
$35.4
$36.3
2019
2020
2021
2022
2023
Q1 2024
Q2 2024
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)



$62.3
$66.6
$76.2
$79.2
$93.7
$23.5
$23.9
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.38%
2.02%
1.71%
1.18%
1.27%
1.14%
1.22%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

ROAE


11.92%
18.74%
15.74%
11.66%
14.36%
12.29%
12.72%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

EfficiencyRatio


66.78%
51.43%
61.41%
64.70%
65.20%
66.36%
65.78%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Net Interest Margin


4.53%
4.02%
4.13%
4.46%
4.48%
4.26%
4.29%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

NONINTEREST INCOME

Noninterest Income ($M)



$23.0
$55.4
$37.5
$18.1
$20.5
$5.1
$5.9
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Noninterest Income Composition(1)



Gain on sale of securities 2.6%
BOLI 4.1%
Other 9.1%
Gain on sale of loans 42.0%
Service charges and fee income 42.2%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.

(1) Quarter ended June 30, 2024

1ST SECURITY BANK

FS BANCORP, INC.

NONINTEREST EXPENSE

Noninterest Expense ($M)



$62.3
$66.6
$76.2
$79.2
$93.7
$23.5
$23.9
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Noninterest Expense Composition[1]



Occupancy 7.0%
Data processing 8.6%
Loan costs 2.7%
Professional fees 3.7%
FDIC Insurance 1.9%
Other 5.2% (2)
Salaries and benefits 56.1%
Operations 14.8%

(1) Quarter ended June 30, 2024
(2) Other = marketing and advertising, amortization of core deposit intangible and impairment of servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$2.50
$4.49
$4.37
$3.70
$4.56
$1.06
$1.13
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Book Value Per Share


$22.93
$27.67
$30.75
$30.42
$34.36
$36.06
$37.15
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

SEGMENT REPORTING ANALYSIS

Mortgage Banking

Commercial & Consumer

Net Interest Income



$6.3
$64.0
$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
$11.6
$111.7
$2.2
$28.1
$2.3
$28.1
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Noninterest Expense



$14.3
$48.1
$17.4
$48.2
$19.7
$56.5
$19.5
$59.7
$19.9
$73.8
$4.5
$19.0
$4.8
$19.1
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Noninterest Income



$13.2
$9.8
$44.8
$10.6
$29.0
$8.5
$7.9
$10.2
$10.1
$10.4
$2.7
$2.4
$3.6
$2.3
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Net Income



$3.9
$18.8
$23.5
$15.8
$15.6
$21.8
$(1.4)
$31.0
$0.3
$35.7
$0.2
$8.2
$1.0
$8.0
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer, Senior Executive Compliance Officer and Director of Internal Audit reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 65.3% (as of June 30, 2024)
  - Commercial Real Estate (CRE) Weighted Average LTV= 58.0% (as of June 30, 2024)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $67.7 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.15%
0.01%
0.06%
0.07%
0.09%
0.06%
0.05%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

ASSETS WITH SHORT-TERM REPRICING

Assets Repricing – Three Months or less ($M)

- Assets repricing within three months or less of June 30, 2024, was $710.6 million, or 24.2% of total assets


Muni Swaps
$60,000
2.0%
CRE Swaps
$54,666
1.9%
HFS Mtg
$53,811
1.8%
Int Bear Cash
$13,006
0.5%
AFS Invest
$50,960
1.7%
Adjustable loans
$478,186
16.3%

1ST SECURITY BANK

FS BANCORP, INC.

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)



$1.42B
$1.73B
$1.88B
$2.24B
$2.46B
$2.49B
$2.54B
6.22%
5.33%
5.15%
5.54%
6.50%
6.69%
6.79%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Loan Composition at June 30, 2024

Total Gross Loans (excl. loans held for sale): $2.5B



Non-owner occupied commercial real estate 7%
WH lending 1% (2)
Home equity 3%
Construction and development 11%
One-to-four-family (excludes loans held for sale) 24%
Multi-family 10%
Indirect home improvement and other consumer 26% (4)
Commercial and Industrial 18% (3)

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Includes owner occupied CRE and agriculture loans
(4) Other consumer includes marine loans

1ST SECURITY BANK

FS BANCORP, INC.

CONSUMER LENDING

Q2 2024 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $641.7 million outstanding as of Q2 2024:
  - $37 million in dealer originations
  - $28 million, or 77%, with the top 10 dealers
  - Average outstanding portfolio yield of 7.41%, up from 7.22% in Q1 2024

Q2 2024 Dealer Production by State



Massachusetts 2.2%
Montana 1.3%
New Hampshire 0.5%
Utah 3.5%
Texas 1.6%
Nevada 2.8%
Minnesota 1.5%
Colorado 5.9%
Arizona 3.0%
Idaho 5.1%
California 10.4%
Oregon 19.8%
Washington 42.4%

2009 vs. Q2 2024 Portfolio Credit Quality



2009
Q2 2024
15.21%
2.41%
23.76%
12.91%
61.03%
84.68%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics



Auto + Recreational 0.1%
Other 0.3%
Solar 3.4%
Marine 11.2%
Indirect Home Improvement 85.0%

COMMERCIAL BUSINESS LENDING

Q2 2024 Commercial & Industrial (C&I)

- C&I commitments: $687.7 million
- Outstanding balances were $484.8 million at June 30, 2024, compared to $435.7 million at March 31, 2024
- The $49.1 million of quarter over sequential quarter increase in outstanding balances was attributed to an increase of $28.8 million in C&I, $17.4 million in Warehouse lending, and a $2.9 million increase in CRE Owner Occupied

Q2 2024 Product Mix ($M)


C&I loans
$285,165
59%
C&I - RE Owner Occupied loans
$174,083 36%
Const. WH
$22,010
4%
Mtg. WH
$3,538
1%

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q2 2024 Highlights

- Overall construction: $464.3 million committed / $274.2 million outstanding
- 9.08% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed throughout our footprint

Quarterly C&D Loans Outstanding ($M)


$214.3
$183.0
$242.7
$306.5
$312.1
$274.2
Q2 2019
Q2 2020
Q2 2021
Q2 2022
Q2 2023
Q2 2024

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


84.7%
15.3%
62.3%
37.7%
75.0%
25.0%
93.5%
6.5%
95.3%
4.7%
94.9%
5.1%
93.1%
6.9%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$123.3
$13.8
$6.7
$30.3
$3.3
$1.8
$30.4
$3.4
$2.5
2019
2020
2021
2022
2023
Q1 2024
Q2 2024
Net Interest Income
Other noninterest Income
Gain on Sale

1ST SECURITY BANK

FS BANCORP, INC.

ASSET QUALITY

Nonperforming Assets ($M)[1] & NPAs/ Assets



$3.2
$7.9
$5.8
$9.3
$11.0
$12.1
$11.4
0.19%
0.37%
0.25%
0.35%
0.37%
0.41%
0.39%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Reserves/Gross Loans[2]



0.98%
1.66%
1.46%
1.26%
1.30%
1.29%
1.26%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

Charge-offs & Recoveries ($000's)



$628
$1,030
$756
$1,058
$1,248
$419
$506
$(2,628)
$(1,123)
$(1,793)
$(2,465)
$(3,476)
$(1,894)
$(1,748)
2019
2020
2021
2022
2023
Q1 2024
Q2 2024
Charge-offs
Recoveries

(1) Nonperforming Assets consists of nonperforming loans (which include nonaccruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

DEPOSIT COMPOSITION AND GROWTH

June 30, 2024

Total Deposits: $2.4 billion


Certificates of deposit over $250,000
$138,792
Checking (1)
$790,188
Certificates of deposits under $250,000
$958,430
MMDA and Savings
$495,393

Total Deposits ($B) and Cost of Deposits (%)


$1.39B
$1.67B
$1.92B
$2.13B
$2.52B
$2.47B
$2.38B
1.21%
0.78%
0.38%
0.47%
1.53%
2.07%
2.18%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and small business administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Regular dividend reflects a 23.9% payout ratio compared to diluted earnings per share in the second quarter
- Increased our quarterly cash dividend by $0.01 to $0.27

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution
- Repurchased 73,000 shares of common stock in the second quarter of 2024 at an average price of $32.84 per share.
- Our Board of Directors approved an additional $5 million in share repurchases

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Tangible Book Value Per Share:					
Stockholders' equity	$ 284,026	$ 277,932	$ 264,488	$ 250,665	$ 249,933
Goodwill and core deposit intangible, net	(19,075)	(19,994)	(20,935)	(21,915)	(22,917)
Tangible common stockholders' equity	$ 264,951	$ 257,938	$ 243,553	$ 228,750	$ 227,016
Common shares outstanding at end of period	7,644,463	7,707,651	7,698,401	7,693,951	7,641,342
Common stockholders' equity (book value) per share (GAAP)	$ 37.15	$ 36.06	$ 34.36	$ 32.58	$ 32.71
Tangible common stockholders' equity (tangible book value)[1]	$ 34.66	$ 33.47	$ 31.64	$ 29.73	$ 29.71
Tangible Common Equity Ratio:					
Total Assets	$ 2,941,377	$ 2,969,705	$ 2,972,669	$ 2,920,072	$ 2,905,621
Goodwill and core deposit intangible, net	(19,075)	(19,994)	(20,935)	(21,915)	(22,917)
Tangible assets	$ 2,922,302	$ 2,949,711	$ 2,951,734	$ 2,898,157	$ 2,882,704
Common Equity	$ 284,026	$ 277,932	$ 264,488	$ 250,665	$ 249,933
Common equity ratio (GAAP)	9.66%	9.36%	8.90%	8.58%	8.60%
Tangible common equity ratio (non-GAAP)	9.07%	8.74%	8.25%	7.89%	7.88%

[1] Per share (non-GAAP)

Source: Press Release

CONTACT INFORMATION

Robert Nesbitt
robert.nesbitt@fsbwa.com
EVP, Chief Credit Operations Officer
(425) 563-2015

Matt Mullet
mattm@fsbwa.com
President, Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043